Assets and Liabilities Held for Sale	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Assets and Liabilities Held for Sale

22. ASSETS AND LIABILITIES HELD FOR SALE

Non-current assets and groups of assets and liabilities which comprise disposal groups are classified as ‘held for sale’ when all of the following criteria are met: a decision has been made to sell; the assets are available for sale immediately; the assets are being actively marketed; and a sale has been agreed or is expected to be concluded within 12 months of the balance sheet date.

Immediately prior to classification as held for sale, the assets or groups of assets are remeasured in accordance with the Group’s accounting policies. Subsequently, assets and disposal groups classified as held for sale are valued at the lower of book value or fair value less disposal costs. Assets held for sale are neither depreciated nor amortised.

	€ million	€ million	€ million
	2017 Spreads(a)	2017 Total	2016 Total(b)

Property, plant and equipment held for sale	-	30	22

Disposal groups held for sale
Non-current assets
Goodwill and intangibles	2,311	2,311	98
Property, plant and equipment	548	552	46
Deferred tax assets	145	145	-
Other non-current assets	1	1	-
	3,005	3,009	144
Current assets
Inventories	130	130	34
Trade and other receivables	17	18	1
Current tax assets	13	13	-
Cash and cash equivalents	19	19	-
Other	-	5	5
	179	185	40
Assets held for sale	3,184	3,224	206

Current liabilities
Trade payables and other current liabilities	106	106	1
Current tax liabilities	11	11	-
Provisions	1	1	-
	118	118	1
Non-current liabilities
Pensions and post-retirement healthcare liabilities	9	9	-
Provisions	1	1	-
Deferred tax liabilities	42	42	-
	52	52	-
Liabilities held for sale	170	170	1

(a)	Refer to note 21 for an explanation of this disposal.
(b)	In 2016, disposal groups held for sale were primarily related to the AdeS soy beverage business in Latin America.